UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

Current Report
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
January 7, 2005 (December 31, 2004)

VANGUARD HEALTH SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-120436	62-1698183
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

20 Burton Hills Boulevard, Suite 100
Nashville, TN 37215
(Address and zip code of principal executive office)

(615) 665-6000
(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EXHIBIT INDEX
Ex-99.2 Audited consolidated financial statements of SVHS
Ex-99.3 Unaudited condensed consolidated financial statements of SVHS
Ex-99.4 Audited consolidated financial statements of THSMW
Ex-99.5 Unaudited condensed consolidated financial statements of THSMW
Ex-99.6 Unaudited pro forma condensed combined financial information

     Vanguard Health Systems, Inc. (“the Company”), a Delaware corporation, hereby amends its Current Report on Form 8-K, dated January 4, 2005, relating to the acquisition of the property, plant and equipment and certain current assets and liabilities of three acute-care hospitals located in Massachusetts from subsidiaries of Tenet Healthcare Corporation (“Tenet”) on December 31, 2004 (the “Acquisition”). The hospitals acquired by subsidiaries of the Company were the 348-bed Saint Vincent Hospital at Worcester Medical Center in Worcester, Massachusetts that was acquired from Saint Vincent Hospital, L.L.C., Saint Vincent Healthcare System, Inc. and subsidiaries (collectively, “SVHS”) and the 420-bed, two-campus MetroWest Medical Center, consisting of Leonard Morse Hospital in Natick, Massachusetts and Framingham Union Hospital in Framingham, Massachusetts that were acquired from Tenant MetroWest Healthcare System, Limited Partnership, Tenet Health System MW, Inc. and subsidiaries (collectively, “THSMW”). The Company is filing this amendment for the purpose of including the required financial statements and pro forma financial information with respect to the Acquisition in accordance with the requirements of Form 8-K.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

     (a) Financial Statements of Businesses Acquired.

     The required audited consolidated financial statements of SVHS as of December 31, 2002 and 2003, and for each of the years in the three-year period ended December 31, 2003, are filed herewith as Exhibit 99.2.

     The required unaudited condensed consolidated financial statements of SVHS as of September 30, 2004, and for the nine months ended September 30, 2003 and 2004, are filed herewith as Exhibit 99.3.

     The required audited consolidated financial statements of THSMW as of December 31, 2002 and 2003, and for each of the years in the three-year period ended December 31, 2003, are filed herewith as Exhibit 99.4.

     The required unaudited condensed consolidated financial statements of THSMW as of September 30, 2004, and for the nine months ended September 30, 2003 and 2004, are filed herewith as Exhibit 99.5.

     (b) Pro Forma Financial Information.

     The required unaudited pro forma condensed combined financial information of the Company and its subsidiaries (including predecessor and successor periods), giving effect to the acquisition as if it had occurred on September 30, 2004, as to the balance sheet, and as if it had occurred on July 1, 2004 and July 1, 2003, as to the statement of operations for the three months ended September 30, 2004 and for the year ended June 30, 2004, respectively.

     (c) Exhibits.

10.1	Asset Sale Agreement, dated as of October 11, 2004, among Tenet MetroWest Healthcare System, Limited Partnership, Saint Vincent Hospital, L.L.C., OHM Services, Inc. and VHS Acquisition Subsidiary Number 7, Inc. (Incorporated by reference from Exhibit 10.30 to Vanguard Health Systems, Inc.’s Registration Statement on Form S-4, Registration No. 333-120436.)

10.2	Guaranty of Performance by Vanguard Health Systems, Inc., dated as of October 11, 2004. (Incorporated by reference from Exhibit 10.31 to Vanguard Health Systems, Inc.’s Registration Statement on Form S-4, Registration No. 333-120436.)

10.3	Amendment No. 1 to Asset Sale Agreement, dated as of December 23, 2004, among Tenet MetroWest Healthcare System, Limited Partnership, Saint Vincent Hospital, L.L.C., OHM Services, Inc. and VHS Acquisition Subsidiary Number 7, Inc.*

10.4	Credit Agreement, dated as of September 23, 2004, among Vanguard Health Holding Company II, LLC, Vanguard Holding Company II, Inc., Vanguard Health Holding Company I, LLC, Vanguard Holding Company I, Inc., the lenders party thereto, Bank of America, N.A. as administrative agent, Citicorp North America, Inc., as syndication agent, the other agents named therein, and Banc of America Securities LLC and Citigroup Global Markets Inc., as joint lead arrangers and book runners. (Incorporated by reference from Exhibit 10.1 to Vanguard Health Systems, Inc.’s Registration Statement on Form S-4, Registration No. 333-120436.)

10.5	Security Agreement, dated as of September 23, 2004, made by each assignor party thereto in favor of Bank of America, N.A., as collateral agent. (Incorporated by reference from Exhibit 10.2 to Vanguard Health Systems, Inc.’s Registration Statement on Form S-4, Registration No. 333-120436.)

10.6	Vanguard Guaranty, dated as of September 23, 2004, made by and among Vanguard Health Systems, Inc. in favor of Bank of America, N.A., as administrative agent. (Incorporated by reference from Exhibit 10.3 to Vanguard Health Systems, Inc.’s Registration Statement on Form S-4, Registration No. 333-120436.)

10.7	Subsidiaries Guaranty, dated as of September 23, 2004, made by and among each of the guarantors party thereto in favor of Bank of America, N.A., as administrative agent. (Incorporated by reference from Exhibit 10.4 to Vanguard Health Systems, Inc.’s Registration Statement on Form S-4, Registration No. 333-120436.)

10.8	Pledge Agreement, dated as of September 23, 2004, among each of the pledgors party thereto and Bank of America, N.A., as collateral agent. (Incorporated by reference from Exhibit 10.5 to Vanguard Health Systems, Inc.’s Registration Statement on Form S-4, Registration No. 333-120436.)

99.1	Press Release of Vanguard Health Systems, Inc. dated January 3, 2005.*

99.2	Audited consolidated financial statements of SVHS as of December 31, 2002 and 2003, and for each of the years in the three-year period ended December 31, 2003, together with Report of Independent Registered Public Accounting Firm.

99.3	Unaudited condensed consolidated financial statements of SVHS as of September 30, 2004, and for the nine months ended September 30, 2003 and 2004.

99.4	Audited consolidated financial statements of THSMW as of December 31, 2002 and 2003, and for each of the years in the three-year period ended December 31, 2003, together with Report of Independent Registered Public Accounting Firm.

99.5	Unaudited condensed consolidated financial statements of THSMW as of September 30, 2004, and for the nine months ended September 30, 2003 and 2004.

99.6	Unaudited pro forma condensed combined financial information of the Company and its subsidiaries (including predecessor and successor periods) as of September 30, 2004, and for the three months ended September 30, 2004 and for the year ended June 30, 2004.

*	Denotes document previously filed.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly authorized this report to be signed on its behalf by the undersigned thereunto duly authorized.

VANGUARD HEALTH SYSTEMS, INC.
BY:	/s/ Phillip W. Roe
Phillip W. Roe
Senior Vice President, Controller and Chief Accounting Officer

Date: January 7, 2005

EXHIBIT INDEX

Exhibit
Number
Asset Sale Agreement, dated as of October 11, 2004, among Tenet MetroWest Healthcare System, Limited Partnership, Saint Vincent Hospital, L.L.C., OHM Services, Inc. and VHS Acquisition Subsidiary Number 7, Inc. (Incorporated by reference from Exhibit 10.30 to Vanguard Health Systems, Inc.’s Registration Statement on Form S-4, Registration No. 333-120436.)	10.1

Guaranty of Performance by Vanguard Health Systems, Inc., dated as of October 11, 2004. (Incorporated by reference from Exhibit 10.31 to Vanguard Health Systems, Inc.’s Registration Statement on Form S-4, Registration No. 333-120436.)	10.2

Amendment No. 1 to Asset Sale Agreement, dated as of December 23, 2004, among Tenet MetroWest Healthcare System, Limited Partnership, Saint Vincent Hospital, L.L.C., OHM Services, Inc. and VHS Acquisition Subsidiary Number 7, Inc.*	10.3

Credit Agreement, dated as of September 23, 2004, among Vanguard Health Holding Company II, LLC, Vanguard
    Holding Company II, Inc., Vanguard Health Holding Company I, LLC, Vanguard Holding Company I, Inc., the
    lenders party thereto, Bank of America, N.A. as administrative agent, Citicorp North America, Inc., as syndication agent, the other agents named therein, and Banc of America Securities LLC and Citigroup Global
     Markets Inc., as joint lead arrangers and book runners. (Incorporated by reference from Exhibit 10.1 to
    Vanguard Health Systems, Inc.’s Registration Statement on Form S-4, Registration No. 333-120436.)
10.4

Security Agreement, dated as of September 23, 2004, made by each assignor party thereto in favor of Bank of America, N.A., as collateral agent. (Incorporated by reference from Exhibit 10.2 to Vanguard Health Systems, Inc.’s Registration Statement on Form S-4, Registration No. 333-120436.)	10.5

Vanguard Guaranty, dated as of September 23, 2004, made by and among Vanguard Health Systems, Inc. in favor of Bank of America, N.A., as administrative agent. (Incorporated by reference from Exhibit 10.3 to Vanguard Health Systems, Inc.’s Registration Statement on Form S-4, Registration No. 333-120436.)	10.6

Subsidiaries Guaranty, dated as of September 23, 2004, made by and among each of the guarantors party thereto in favor of Bank of America, N.A., as administrative agent. (Incorporated by reference from Exhibit 10.4 to Vanguard Health Systems, Inc.’s Registration Statement on Form S-4, Registration No. 333-120436.)	10.7

Pledge Agreement, dated as of September 23, 2004, among each of the pledgors party thereto and Bank of America, N.A., as collateral agent. (Incorporated by reference from Exhibit 10.5 to Vanguard Health Systems, Inc.’s Registration Statement on Form S-4, Registration No. 333-120436.)	10.8

Press Release of Vanguard Health Systems, Inc. dated January 3, 2005.*	99.1

Audited consolidated financial statements of SVHS as of December 31, 2002 and 2003, and for each of the years in the three-year period ended December 31, 2003, together with Report of Independent Registered Public Accounting Firm.	99.2

Unaudited condensed consolidated financial statements of SVHS as of September 30, 2004, and for the nine months ended September 30, 2003 and 2004.	99.3

Audited consolidated financial statements of THSMW as of December 31, 2002 and 2003, and for each of the years in the three-year period ended December 31, 2003, together with Report of Independent Registered Public Accounting Firm.	99.4

Unaudited condensed consolidated financial statements of THSMW as of September 30, 2004, and for the nine months ended September 30, 2003 and 2004.	99.5

Unaudited pro forma condensed combined financial information of the Company and its subsidiaries (including predecessor and successor periods) as of September 30, 2004, and for the three months ended September 30, 2004 and for the year ended June 30, 2004.	99.6

*	Denotes document previously filed.